Exhibit 99.1

August 5, 2002

Via EDGAR

Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C.

Re:	Northrop Grumman Corporation – Quarterly Report on Form 10-Q
For the Quarterly Period ending June 30, 2002

Ladies and Gentlemen:

Transmitted herewith are written statements pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 to accompany the above-captioned periodic report.

Very truly yours,
Northrop Grumman Corporation

By:  /s/    John H. Mullan

John H. Mullan
Corporate Vice President and Secretary